UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

ACM Letter Agreement

On May 6, 2026, Zoomcar Holdings, Inc. (the “Company”) entered into a letter agreement (the “ACM Letter Agreement”) with ACM Zoomcar Convert LLC (“ACM”), with respect to the previously disclosed judgment entered against the Company in favor of ACM in the principal amount of approximately $6,000,000 (together with interest and other amounts, the “ACM Judgment”). Pursuant to the ACM Letter Agreement, (i) the Company will pay ACM $2,500,000 in cash on or before October 31, 2026; (ii) following satisfaction of the cash payment in full, the residual balance of the ACM Judgment (approximately $3,500,000) will be satisfied by issuance to ACM of equity securities of the Company at the price and on the economic terms of the next Company financing closed prior to the date the cash payment is made in full; (iii) ACM is entitled to receive at least 10% of the gross proceeds of any capital raising activity of the Company (or, if greater, the highest percentage of such gross proceeds received by any other creditor of the Company in connection with such capital raise); (iv) ACM has agreed to a courtesy standstill through March 31, 2027, subject to ACM’s right in its sole discretion to terminate such standstill at any time; and (v) the Company has agreed to submit a confession of judgment to ACM in respect of the ACM Judgment (the “ACM Confession of Judgment”), withdraw all pending appeals of the ACM Judgment, and provide ACM with a list of the Company’s assets and bank accounts. The foregoing description is qualified in its entirety by reference to the ACM Letter Agreement, copy of which is filed as Exhibit 10.1, and incorporated herein by reference.

CFI Standstill Agreement

On May 14, 2026, the Company entered into a standstill agreement with CFI Capital LLC (“CFI”) in respect of the convertible redeemable promissory note in the original principal amount of $150,000 previously issued by the Company to CFI on August 24, 2025 (the “CFI Note”), pursuant to which CFI has agreed not to exercise its right to convert the CFI Note into shares of the Company’s common stock at a market-based conversion price prior to September 30, 2026. The foregoing description is qualified in its entirety by reference to the CFI Standstill Agreement, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

Labrys Standstill Agreement

On May 15, 2026, the Company entered into a standstill agreement with Labrys Fund II, L.P. (“Labrys”) in respect of the promissory note in the original principal amount of $180,000 previously issued by the Company to Labrys on August 19, 2025 (the “Labrys Note”), pursuant to which Labrys has agreed to forbear from exercising any right to convert the Labrys Note into shares of the Company’s common stock at a market-based conversion price following an event of default prior to September 30, 2026. The foregoing description is qualified in its entirety by reference to the Labrys Standstill Agreement, a copy of which is filed as Exhibit 10.3 and incorporated herein by reference.

Reimer Settlement Agreement

On May 1, 2026, the Company entered into a Confidential Settlement Agreement and General Release (the “Reimer Settlement Agreement”) with Reimer Family Partnership, L.P., Michael Schiavello, and Vasilios Takos (collectively, the “Reimer Plaintiffs”) in resolution of the previously disclosed action captioned Reimer Family Partnership, L.P., et al. v. Zoomcar Holdings, Inc., Index No. 651695/2026, in the Supreme Court of the State of New York, County of New York (the “Reimer Action”). Pursuant to the Reimer Settlement Agreement, (i) subject to entry of an order approving the fairness of the contemplated exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”, and such order, the “Section 3(a)(10) Order”), the Company will issue an aggregate of 39,000,000 shares of common stock (the “Reimer Settlement Shares”) to the Reimer Plaintiffs on January 1, 2027 (or, if later, within five business days after entry of the Section 3(a)(10) Order); (ii) the Reimer Plaintiffs are subject to a thirteen-month leak-out and the aggregate consideration the Reimer Plaintiffs may receive in connection with the Reimer Settlement Agreement is capped at $2,000,000 (including share sale proceeds and any true-up payments); and (iii) the Company executed a Confession of Judgment pursuant to CPLR § 3218 in the principal amount of $2,500,000 (the “Reimer Confession of Judgment”) as a backstop to the Company’s obligations under the Reimer Settlement Agreement, subject to the foregoing $2,000,000 cap.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the $2,500,000 cash payment obligation under the ACM Letter Agreement, the ACM Confession of Judgment, and the Reimer Confession of Judgment is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the issuance of equity securities to ACM in satisfaction of the residual balance of the ACM Judgment and the issuance of the Reimer Settlement Shares is incorporated by reference into this Item 3.02. The issuance to ACM will be made in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The issuance of the Reimer Settlement Shares will be made in reliance on Section 3(a)(10) of the Securities Act, conditioned on entry of the Section 3(a)(10) Order.

Item 5.02 Departure of Directors or Certain Officers.

Resignation of Director

On May 10, 2026, Mohan Ananda notified the Company of his resignation from the Board of Directors of the Company, effective as of May 10, 2026. Mr. Ananda’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Chief Legal Officer

On April 28, 2026, Shachi Singh notified the Company of her resignation as Chief Legal Officer & General Counsel of the Company, effective as of April 28, 2026. Ms. Singh’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 8.01 Other Events.

Court Order Vacating TRO and Scheduling Section 3(a)(10) Fairness Hearing

On May 4, 2026, the Hon. Melissa A. Crane of the Supreme Court of the State of New York, County of New York, entered a Decision + Order on Motion in the Reimer Action (NYSCEF Doc. No. 96), vacating the previously entered temporary restraining order and scheduling a fairness hearing on the Reimer Settlement Agreement to be conducted on the papers on June 1, 2026, with all papers to be filed by May 29, 2026, unless an objection requiring an in-person hearing is filed. The issuance of the Reimer Settlement Shares is conditioned upon entry of the Section 3(a)(10) Order following the fairness hearing.

Aegis Termination Letter and Indemnification Agreement

On April 29, 2026, the Company executed a Termination Letter and an Indemnification Agreement (together, the “Aegis Documents”) with Aegis Capital Corp. (“Aegis”). The Aegis Documents provide for the termination of the Company’s prior placement agent and underwriting engagement agreements with Aegis (other than certain surviving tail rights) in exchange for the future issuance to Aegis (or its designee) of units of securities, on the same terms as units issued to investors in the Company’s contemplated private placement of Series A Convertible Preferred Stock and warrants, having an aggregate value of $2,000,000 (the “Consideration Securities”). The Aegis Documents are executory and will not become effective until the issuance of the Consideration Securities, which is to occur on the earliest of (i) 60 days following consummation of the Company’s contemplated uplisting to a national securities exchange and (ii) December 31, 2026. The Company is providing this disclosure in connection with the contemporaneous disclosure of the Aegis Documents to prospective investors in the contemplated private placement; the Company expects to provide further disclosure under Items 1.01, 3.02, and 9.01 at such time as the Consideration Securities are issued.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement, dated May 6, 2026, between Zoomcar Holdings, Inc. and ACM Zoomcar Convert LLC.

10.2	Standstill Agreement, dated May 14, 2026, between Zoomcar Holdings, Inc. and CFI Capital LLC.

10.3	Standstill Agreement, dated May 15, 2026, between Zoomcar Holdings, Inc. and Labrys Fund II, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the risk factors described in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOMCAR HOLDINGS, INC.

Date: May 19, 2026	By:	/s/ Deepankar Tiwari
	Name:	Deepankar Tiwari
	Title:	Chief Executive Officer

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